4Q09 Earnings Conference Call Supplemental Materials January 27, 2009 Exhibit 99.2

Forward Looking Statements
Forward Looking Statements
Safe Harbor
Safe Harbor
Statements contained in this presentation which are
Statements contained in this presentation which are
not historical facts and which pertain to future
not historical facts and which pertain to future
operating results of IBERIABANK Corporation and its
operating results of IBERIABANK Corporation and its
subsidiaries constitute “forward-looking statements”
subsidiaries constitute “forward-looking statements”
within the meaning of the Private Securities Litigation
within the meaning of the Private Securities Litigation
Reform Act of 1995. These forward-looking
Reform Act of 1995. These forward-looking
statements involve significant risks and uncertainties.
statements involve significant risks and uncertainties.
Actual results may differ materially from the results
Actual results may differ materially from the results
discussed in these forward-looking statements.
discussed in these forward-looking statements.
Factors that might cause such a difference include,
Factors that might cause such a difference include,
but are not limited to, those discussed in the
but are not limited to, those discussed in the
Company’s periodic filings with the SEC.
Company’s periodic filings with the SEC.

3 Introductory Comments

Introductory Comments
Introductory Comments
Summary -
Summary -
Position
Position
Favorable Balance Sheet Composition
Favorable Balance Sheet Composition
Very Balanced; Core Funded; Low C&D Exposure
Very Balanced; Core Funded; Low C&D Exposure
Continued Good Asset Quality; Extraordinary Capital
Continued Good Asset Quality; Extraordinary Capital
Favorable Interest Rate And Credit Risk Positioning
Favorable Interest Rate And Credit Risk Positioning
$20
$20
Million Unrealized Gain In Investment Portfolio,
Million Unrealized Gain In Investment Portfolio,
Excluding Acquisitions (down from $29
Excluding Acquisitions (down from $29
million)
million)
Future Growth Engines in Multiple Markets
Future Growth Engines in Multiple Markets
Strategic
Strategic
Recruiting
Recruiting
Continued
Continued
During
During
The
The
4

Quarter
Quarter
We Avoided What Ails The Banking Industry
We Avoided What Ails The Banking Industry
Remain Well Positioned For Future Opportunities
Remain Well Positioned For Future Opportunities
th th

Corporate Overview
Year-End 2009
Deposit Market Share as of June 30, 2009
Source: SNL Financial
Map Reflects Locations as of January 27, 2010
NASDAQ Traded     IBKC
Headquarters Lafayette, LA
Founded 1887
Market Cap
Locations                   209
FTE’s                        1,863
Asset Size
Deposits
Loans
Clients                        216,000
Arkansas
36 Branches
$964 mm deposits
#12 Rank
33 Non-bank Offices
Texas
2 Branches
Opened in 2009
Not Yet Ranked
3 Non-bank Offices
Louisiana
51 Branches
$3.14 bil deposits
#5 Rank
22 Non-bank Offices
Alabama
10 Branches
$411 mm deposits
#23 Rank
4 Non-bank Offices
Florida
35 Branches
$2.96 bil deposits
#20 Rank
1 Non-bank Office
Tennessee
2 Branches
$101 mm deposits
#145 Rank
1 Non-bank Office
Subsidiaries
IBERIABANK
IBERIABANK fsb
Lenders Title
$ 1.2 Billion
$ 9.7 Billion
$ 7.6 Billion
$ 5.8 Billion

6 Introductory Comments Introductory Comments Annual Change In Stock Price Annual Change In Stock Price Source: Bloomberg data through December 31, 2009

Introductory Comments
Introductory Comments
Last 12 Months Price Change By Index
Last 12 Months Price Change By Index
Source: SNL Through January 19, 2010 Source: SNL Through January 19, 2010
(30.0) (20 .0) (10.0) - 10 .0 20 .0 30.0 40.0 50 .0 60 .0 70.0 80.0
SNL Micro Cap Bank
SNL Bank $ 1B-$5B
SNL Bank < $ 250 M
SNL Small Cap Bank
SNL Bank < $ 500M
SNL Bank $250M-$500M
SNL Bank $500 M-$1B
NASDAQ Bank
SNL Bank $5B-$10B
SNL Midwest Bank
SNL Mid Cap Bank
NASDAQ Finl
SNL New England Bank
SNL Southwest Bank
S&P 500
Russell 3000
NYSE
S&P Small-Cap
Russell 2000
S&P Bank
SNL Western Bank
S&P Mid-Cap
SNL All Financial Institutions
SNL Bank
IBKC
KBW Bank
NASDAQ
SNL Mid-Atlantic Bank
SNL Bank > $ 10B
S&P Financials
SNL TARP Participants
SNL Large Cap Bank
SNL Southeast Bank
+ 49%

Introductory Comments
Introductory Comments
3 Years Price Change By Index
3 Years Price Change By Index
Source: SNL Through January 19, 2010 Source: SNL Through January 19, 2010
(80.0) (70 .0) (60.0) (50.0) (40 .0) (30.0) (20.0) (10.0) -
SNL Southeast Bank
S&P Bank
SNL Mid Cap Bank
SNL Micro Cap Bank
SNL Bank < $ 250 M
KBW Bank
SNL TARP Participants
S&P Financials
SNL Bank < $ 500 M
SNL Bank > $ 10 B
SNL Bank $ 250M-$500M
SNL Mid-Atlantic Bank
SNL Bank
SNL Bank $ 1B-$5B
SNL Midwest Bank
SNL Small Cap Bank
SNL Large Cap Bank
SNL Bank $ 500M-$1B
SNL All Financial Institutions
NASDAQ Bank
SNL Bank $ 5 B-S10 B
SNL Southwest Bank
SNL New England Bank
NASDAQ Finl
SNL Western Bank
S&P  500
NYSE
Russell 3000
Russell 2000
S&P Small-Cap
S&P Mid-Cap
NASDAQ
IBKC
-2%

Introductory Comments
Introductory Comments
Strategic Goals & Priorities
Strategic Goals & Priorities
•
• Double-Digit Annual EPS Growth
Double-Digit Annual EPS Growth
•
• ROTE Of 23% -
ROTE Of 23% -
25%
25%
•
• Bank Tangible Efficiency < 50%
Bank Tangible Efficiency < 50%
•
• Top Quartile Asset Quality
Top Quartile Asset Quality
•
• Develop Memphis, Mobile & Houston
Develop Memphis, Mobile & Houston
•
• Deepen Share In Little Rock, Baton Rouge,
Deepen Share In Little Rock, Baton Rouge,
New Orleans, And Shreveport
New Orleans, And Shreveport
•
• Expand Investment Management Business
Expand Investment Management Business
•
• Provide Depth For Unusual Opportunities
Provide Depth For Unusual Opportunities
•
• Grind Our Way Through The Credit Cycle
Grind Our Way Through The Credit Cycle
Strategic
Strategic
Goals
Goals
18-Month
18-Month
Priorities
Priorities

10 Financial Overview

Introductory Comments
Introductory Comments
Summary –
Summary –
4Q09 and 12/31/09
4Q09 and 12/31/09
T/E Net Interest Income Up $17.2mm (+41%)
T/E Net Interest Income Up $17.2mm (+41%)
Credit Quality Statistics Excluding FDIC Covered Assets:
Credit Quality Statistics Excluding FDIC Covered Assets:
NPA/Assets = 0.91% (0.93% in 3Q09)
NPA/Assets = 0.91% (0.93% in 3Q09)
30+ Days Past Due = 1.67% (1.32% in 3Q09)
30+ Days Past Due = 1.67% (1.32% in 3Q09)
Loan Loss Reserve/Loans = 1.36% (1.24% in 3Q09)
Loan Loss Reserve/Loans = 1.36% (1.24% in 3Q09)
Net COs/Avg
Net COs/Avg
Loans = 0.18% (2.26% in 3Q09)
Loans = 0.18% (2.26% in 3Q09)
Provision = $9mm ($25 in 3Q09)
Provision = $9mm ($25 in 3Q09)
$170 mm FAS 141R Acquisition Gains ($58 mm in 3Q09)
$170 mm FAS 141R Acquisition Gains ($58 mm in 3Q09)
$ 0.8mm Investment Sale Gains in 4Q09 ($0.0mm Gain in 3Q09)
$ 0.8mm Investment Sale Gains in 4Q09 ($0.0mm Gain in 3Q09)
Goodwill Impairment Of $9.7 mm in 4Q09
Goodwill Impairment Of $9.7 mm in 4Q09
One-Time Acquisition Merger Related Costs = $7.9 mm ($0.6 in
One-Time Acquisition Merger Related Costs = $7.9 mm ($0.6 in
3Q09)
3Q09)
EPS = $5.23, Up 332%
EPS = $5.23, Up 332%

Financial Overview
Financial Overview
Favorable Balance Sheet Growth
Favorable Balance Sheet Growth
4Q09 Results 4Q09 Results
•
•
Loans +$1,486mm, +35% Loans +$1,486mm, +35%
•
•
Deposits +$2,780mm +58% Deposits +$2,780mm +58%
•
•
Loan/Deposits = 82% Loan/Deposits = 82%
•
•
Equity = +$104mm, +12% Equity = +$104mm, +12%
•
•
Equity/Assets = 11.24% Equity/Assets = 11.24%
•
•
Tier 1 Leverage = 9.90% Tier 1 Leverage = 9.90%
•
•
Div Payout = 6.5% Div Payout = 6.5%
•
•
ROA = 5.29% ROA = 5.29%
•
•
ROE = 46.94% ROE = 46.94%
•
•
ROTE = 66.26% ROTE = 66.26%
•
•
Efficiency Ratio = 30% Efficiency Ratio = 30%
•
•
Tang Eff. Ratio = 29% Tang Eff. Ratio = 29%
•
•
BV/Share = $46.04 BV/Share = $46.04
•
•
Tang BV/Share = $33.53 Tang BV/Share = $33.53
Quarterly Averages
Annual Average Balances
$600
$1,000
$1,400
$1,800
$2,200
$2,600
$3,000
$3,400
$3,800
$4,200
$4,600
$5,000
$5,400
- -1%
20%
17%
17%
22%
34%
1%
3%
7%
4%
13%
15%
12%
17%
15%
14%
52%
43%
10%
12%
9%
5%
64%
95%
19%
20%
55%
89%
$5,800
$6,200
$6,600
$7,000
$7,400
Loans
Deposits

Financial Overview
Organic and Acquired Growth
Financial Overview
Financial Overview
Organic and Acquired Growth
Organic and Acquired Growth
($ in thousands) Reported CapitalSouth 3Q09 Organic Reported Orion Century 4Q09 Organic Reported
6/30/2009 Acquisition * Growth 9/30/2009
Acquisition *
Acquisition *
Growth 12/31/2009
Assets
Investments 1,023,388 46,027 26,404 1,095,819 230,968 22,128 231,922 1,580,837
Loans 3,829,326 366,788 102,298 4,298,412 961,094 417,561 107,298 5,784,365
Allowance (46,329) - (2,462) (48,791) - - (6,977) (55,768)
OREO 17,352 9,556 (3,947) 22,961 28,505 21,150 1,475 74,091
Other Assets 878,890 188,152 31,924 1,098,966 1,141,120 351,170 (274,379) 2,316,877
Total Assets 5,702,627 610,523 154,217 6,467,367 2,361,687 812,009 59,339 9,700,402
Liabilities
Deposits 4,172,895 517,153 85,685 4,775,733 1,883,087 615,815 281,513 7,556,148
L/T Borrowings 538,161 30,624 (42,679) 526,106 344,689 143,006 (267,937) 745,864
Total Liabilities 5,042,053 552,693 22,040 5,616,786 2,288,952 780,274 60,175 8,746,187
Equity 660,574 57,830 132,177 850,581 72,735 31,735 (836) 954,215
Liabs & Equity 5,702,627 610,523 154,217 6,467,367 2,361,687 812,009 59,339 9,700,402
* Unaudited. Derived from financial information furnished by the FDIC at acquisition.
Subsequently revised to include fair value adjustments

Financial Overview
Financial Overview
Trends -
Trends -
Mortgage Interest Rates
Mortgage Interest Rates
Source: Bloomberg Source: Bloomberg
Conforming
Conforming
Rates
Rates
Remain Low
Remain Low
Refi
Refi
Activity
Activity
Beginning To
Beginning To
Moderate
Moderate
Sales
Sales
Spreads
Spreads
Remain
Remain
Favorable
Favorable
Improved
Improved
Competitive
Competitive
Dynamics In
Dynamics In
Mortgage
Mortgage
Business
Business
Nov
Feb
May Aug Nov
Feb
May Aug Nov
Feb
May Aug Nov
Feb
May Aug Nov
Feb
May Aug Nov
Feb
May Aug Nov
Feb
May Aug Nov
Feb
May Aug Nov
Feb
May Aug Nov
Feb
May Aug Nov
Feb
May Aug Nov

Financial Overview
Financial Overview
Trends –
Trends –
Jumbo Mortgage Rates
Jumbo Mortgage Rates
Source: Bloomberg Source: Bloomberg
Subprime Mtg.
Subprime Mtg.
Market Gone &
Market Gone &
Alt-A Market Is
Alt-A Market Is
Stalled
Stalled
Jumbo Spread
Jumbo Spread
Has Narrowed
Has Narrowed
Considerably
Considerably
Mix Of FHA/VA
Mix Of FHA/VA
& Conforming
& Conforming
Product
Product
In  December,
In  December,
35% Of Our
35% Of Our
Production
Production
Was FHA/VA
Was FHA/VA
And 51% Was
And 51% Was
Conventional
Conventional

Financial Overview
Financial Overview
Mortgage Quarterly Revenues
Mortgage Quarterly Revenues
In 4Q09 Closed
In 4Q09 Closed
$351mm (+16%
$351mm (+16%
Vs. 3Q09)
Vs. 3Q09)
In 4Q09 Sold
In 4Q09 Sold
$335mm (-1% Vs.
$335mm (-1% Vs.
3Q09)
3Q09)
3
3
Highest
Highest
Revenue Quarter
Revenue Quarter
In Company
In Company
History
History
4Q09 Vs. 3Q09:
4Q09 Vs. 3Q09:
12% Increase In
12% Increase In
Mtg. Revenues
Mtg. Revenues
$87mm Locked
$87mm Locked
Pipeline 1/22/10
Pipeline 1/22/10

Financial Overview
Title Insurance Qtrly Revenues
Financial Overview
Financial Overview
Title Insurance Qtrly
Title Insurance Qtrly
Revenues
Revenues
Title & Mortgage
Title & Mortgage
Footprints Don’t
Footprints Don’t
Necessarily
Necessarily
Overlap
Overlap
4Q09: $4.1mm In
4Q09: $4.1mm In
Revenues (-11%
Revenues (-11%
Vs. 3Q09)
Vs. 3Q09)
FY 2009:
FY 2009:
$18.5mm In
$18.5mm In
Revenues (-3%
Revenues (-3%
Vs. 2008)
Vs. 2008)
Impairment
Impairment
Recorded in 4Q09
Recorded in 4Q09
Totaling $9.7 mm
Totaling $9.7 mm

Financial Overview
Financial Overview
Quarterly Repricing Schedule
Quarterly Repricing Schedule
Excess Cash Methodically Being Deployed
Excess Cash Methodically Being Deployed
Favorable Repricing Opportunities
Favorable Repricing Opportunities
Excludes Orion Bank and Century Bank Acquisitions
1Q10 2Q10 3Q10 4Q10 1Q11
Cash Equivalents 125.8 $       - $       - $       - $       - $
0.18% 0.00% 0.00% 0.00% 0.00%
Investments 164.9 $       122.2 $    115.7 $    84.9 $     54.2 $
2.68% 4.31% 3.96% 4.16% 4.64%
Loans 2,019.9 $     206.5 $    178.5 $    138.7 $    125.7 $
3.72% 6.22% 6.25% 6.65% 6.50%
Time Deposits 440.4 $       343.6 $    325.5 $    273.0 $    148.5 $
1.94% 2.02% 2.57% 2.16% 2.08%
Borrowed Funds 408.9 $       23.8 $     37.6 $     9.5 $       39.5 $
0.68% 5.29% 4.77% 4.72% 3.82%

Financial Overview
Interest Rate Simulations
Source: Bancware
Source: Bancware
Bancware model, as of December 31, 2009 model, as of December 31, 2009
As Rates Have Fallen, Become More Asset Sensitive
As Rates Have Fallen, Become More Asset Sensitive
Degree Is A Function Of The Reaction Of Competitors To
Degree Is A Function Of The Reaction Of Competitors To
Changes In Deposit Pricing
Changes In Deposit Pricing
Forward Curve Has A Positive Impact Over 12 Months
Forward Curve Has A Positive Impact Over 12 Months
Includes CapitalSouth loan balances without FDIC Loss Share
Excludes Orion Bank and Century Bank
Base Blue Forward
Change In:
-200 bp -100 bp Case +100 bp +200 bp Chip Curve
Net Interest
Income -8.4% -3.7% 0.0% 1.3% 3.9% -0.6% 1.1%
Economic
Value of
Equity
-5.4% -0.9% 0.0% -1.1% -3.3% -2.6% -4.5%

20 Asset Quality

Asset Quality
Asset Quality
Loan Portfolio Mix
Loan Portfolio Mix
% based on gross portfolio – excluding discounts on
loans acquired in FDIC-assisted transactions
Indicates Loan Discount
Residential
7%
Home Equity
7%
Credit Card
1%
Automobile
0%
Indirect
Automobile
4%
Other Consumer
1%
Business
16%
Commercial RE
22%
All Other Loans
1%
CapitalSouth
Gross Loans
=
7
%,
Discount = 2
%
Orion
Gross
Loans = 26%,
Discount = 12%
Century
Gross
Loans
=
9%,
Discount =
4%
CapitalSouth
Orion
Gross
Loans = 26%,
Century
CapitalSouth
Orion
Gross
Loans = 26%,
Century
$000s % of CRE
%
Loans
C&D-IBERIABANK fsb 34,252 $         2% 0%
C&D-IBERIABANK 248,148          16% 4%
CRE-Owner Occupied 583,970          38% 8%
CRE-Non-Owner Occupied 667,801          44% 9%
Total Commercial RE 1,534,171 $    100% 22%

Asset Quality
Asset Quality
IBERIABANK fsb
IBERIABANK fsb
Builder
Builder
Exposure
Exposure
Development Lot House <100% House 100% Development House <100% House 100%
Loans Loans Complete Complete Loans Lots Complete Complete
Memphis Area 979 $              1,575 $       - $              1,100 $         1 66 0 8
North Mississippi -                 -              -                350               0 0 0 1
Little Rock 1,532              167             -                488               1 7 0 4
Northeast Ark. -                 118             77                 223               0 5 1 1
Northwest Ark. -                 606             -                2,021            0 15 0 10
     Total 2,511 $           2,467 $       77 $               4,182 $         2 93 1 24
On 9/30/09 3,253 $          2,627 $       - $             6,952 $         2 92 1 39
% Of Total - 12/31/09 27% 27% 1% 45% 2% 78% 1% 20%
% Of Total - 9/30/09 25% 20% 0% 54% 1% 69% 1% 29%
By Dollar Amount ($000) Number
% Balance
Funded Loans Discounts & % Discounts &
Balance Current 30-59 60-89 > 90 Nonaccrual Reserves Nonaccrual Reserves
Builder Loans
Memphis Area 3,655 $         361 $       - $        - $        - $        3,294 $         341 $           90.1% 9.33%
North Mississippi 350              -           -           -           -           350               50               100.0% 14.27%
Little Rock 2,187           644          -           -           -           1,543            723              70.5% 33.06%
Northeast Ark. 418              374          -           -           -           44                12               10.5% 2.97%
Northwest Ark. 2,627           861          -           -           -           1,766            356              67.2% 13.55%
     Total 9,237 $         2,241 $    - $        - $        - $        6,996 $         1,482 $        75.7% 16.05%
On 9/30/09 12,831 $      7,965 $    731 $       180 $       - $        3,955 $         638 $          30.8% 4.97%
By Dollar Amount ($000)
# Of Days Past Due
Geographic Exposure
# Of Loans $ Funded % Of Line Average
Funded Committed Committed %Total Funded $ Funded
Builder Loans
Memphis Area 3,655 $       3,659 $      17 39.6% 100% 214,994 $
North Mississippi 350 350 1 3.8% 100% 349,597 $
Little Rock 2,187 2,196 10 23.7% 100% 218,730 $
Northeast Ark. 418 490 6 4.5% 85% 69,734 $
Northwest Ark. 2,627 2,815 23 28.4% 93% 114,196 $
Total 9,237 $       9,510 $      57 100.0% 97% 162,048 $
On 9/30/09 12,831 $     12,859 $    74 100.0% 100% 173,396 $
By Dollar Amount ($000)

Note: Excludes Covered Loans
% Balance
Funded Loans Discounts & % Discounts &
Balance Current 30-59 60-89 > 90 Nonaccrual Reserves Nonaccrual Reserves
Holding Co & Admin 284 $              - $               - $       - $       - $       284 $            1 $              100.0% 0.28%
Lafayette 47,756 47,282 120 225 95 34 677 0.1% 1.42%
Community Bank 3,788 3,672 95 - - 21 31 0.5% 0.81%
Baton Rouge 15,940 15,887 - - - 53 270 0.3% 1.69%
New Orleans 89,073 88,774 94 - 105 100 1,025 0.1% 1.15%
Northshore 17,071 16,919 - - - 153 514 0.9% 3.01%
Regional Commercial South 18,657 18,657 - - - - 216 0.0% 1.16%
Shreveport 14,596 14,596 - - - - 214 0.0% 1.47%
NE Louisiana 1,672 1,633 - - - 38 14 2.3% 0.83%
Regional Commercial North 29,753 29,753 - - - - 507 0.0% 1.70%
Mortgage - RIC 9,559 7,523 - 407 1,055 574 35 6.0% 0.37%
Total 248,148 $       244,695 $        309 $       632 $       1,255 $    1,257 $         3,504 $        0.5% 1.41%
On 9/30/09 225,875 $       222,409 $       931 $      206 $      362 $      1,966 $         2,804 $       0.9% 1.24%
By Dollar Amount ($000)
# Of Days Past Due
Construction & Development
Loans (1A)
<100% 100% <100% 100%
Complete Complete Complete Complete
Holding Co & Admin - $             284 $              0 1
Lafayette 5,906 41,850 19 134
Community Bank 518 3,269 2 126
Baton Rouge 2,935 13,004 11 35
New Orleans 21,200 67,873 9 60
Northshore 7,582 9,490 5 17
Regional Commercial South 350 18,307 4 2
Shreveport 4,902 9,694 3 10
NE Louisiana 225 1,447 3 43
Regional Commercial North 12,060 17,693 5 5
Mortgage - RIC
Total 59,943 $        188,205 $        93 459
On 9/30/09 54,517 $       171,358 $       95 495
Construction & Development
Loans (1A)
By Dollar Amount ($000) Number
# Of Loans $ Funded % Of Line Average
Funded Committed Committed %Total Funded $ Funded
Holding Co & Admin 284 $          284 $              1 0.1% 100% 283,578 $
Lafayette 47,756 69,939 153 19.2% 68% 312,130 $
Community Bank 3,788 4,139 128 1.5% 91% 29,590 $
Baton Rouge 15,940 20,242 46 6.4% 79% 346,515 $
New Orleans 89,073 104,975 69 35.9% 85% 1,290,917 $
Northshore 17,071 18,246 22 6.9% 94% 775,973 $
Regional Commercial South 18,657 20,206 6 7.5% 92% 3,109,455 $
Shreveport 14,596 15,623 13 5.9% 93% 1,122,772 $
NE Louisiana 1,672 3,027 46 0.7% 55% 36,340 $
Regional Commercial North 29,753 42,496 10 12.0% 70% 2,975,293 $
Mortgage - RIC 9,559 14,063 58 3.9% 68% 164,817 $
Total 248,148 $   313,240 $        552 100.0% 79% 449,544 $
On 9/30/09 225,875 $   273,987 $       590 100.0% 82% 382,840 $
By Dollar Amount ($000)
Construction & Development
Loans (1A)
4,265 5,294 32 26
Asset Quality
Asset Quality
IBERIABANK
IBERIABANK
Builder & Non-Builder
Builder & Non-Builder
C&D Exposure
C&D Exposure

Asset Quality
Asset Quality
4Q09 Compared To Prior Quarters
4Q09 Compared To Prior Quarters
($thousands)
2Q09 3Q09 4Q09 2Q09 3Q09 4Q09 2Q09 3Q09 4Q09
Nonaccruals 14,110 $   100,649 $ 863,046 $   14,409 $ 22,655 $ 27,947 $   28,519 $   123,304 $ 890,993 $
OREO & Foreclosed 1,199 11,872 62,811 16,153 11,192 11,281 17,352 23,065 74,092
90+ Days Past Due 3,596 2,047 42,184 9,663 2,651 1,767 13,259 4,698 43,952
Nonperforming Assets 18,905 $   114,568 $ 968,041 $   40,225 $ 36,498 $ 40,996 $   59,130 $   151,066 $ 1,009,037 $
NPAs/Assets 0.45% 2.34% 12.02% 2.78% 2.43% 2.68% 1.04% 2.34% 10.40%
NPAs/(Loans + OREO) 0.64% 3.38% 19.99% 4.60% 3.90% 4.03% 1.54% 3.50% 17.22%
LLR/Loans 1.01% 0.94% 0.72% 1.89% 1.86% 2.12% 1.21% 1.13% 0.96%
Net Charge-Offs/Loans 0.08% 1.13% 0.04% 1.22% 6.16% 0.78% 0.33% 2.26% 0.18%
Past Dues:
30-89 Days Past Due 6,195 $     34,476 $   199,558 $   5,209 $  7,457 $  9,461 $     11,404 $   41,933 $   209,019 $
90+ days Past Due 3,596 2,047 42,184 9,663 2,651 1,767 13,259 4,698 43,952
Nonaccual Loans 14,110 100,649 863,046 14,409 22,655 27,947 28,519 123,304 890,993
Total 30+ Past Dues 23,902 $   137,172 $ 1,104,788 $ 29,280 $ 32,763 $ 39,176 $   53,182 $   169,935 $ 1,143,964 $
% Loans 0.80% 4.07% 23.12% 3.41% 3.54% 3.90% 1.38% 3.95% 19.78%
Loan Mix:
Commercial 60.5% 62.7% 61.6% 62.2% 64.9% 67.8% 60.9% 63.1% 62.7%
Consumer 14.0% 13.1% 11.7% 22.6% 20.9% 19.0% 15.9% 14.8% 13.0%
Mortgage 13.8% 14.0% 19.6% 8.0% 7.3% 6.8% 12.5% 12.6% 17.3%
Business Banking 2.6% 2.3% 1.7% 2.5% 2.3% 2.1% 2.6% 2.3% 1.7%
Indirect 9.1% 7.9% 5.4% 0.0% 0.0% 0.0% 7.1% 6.2% 4.5%
Credit Cards 0.0% 0.0% 0.0% 4.7% 4.6% 4.3% 1.0% 1.0% 0.8%
Total Loans 100.0% 100.0% 100.0% 100.0% 100.0% 100.0% 100.0% 100.0% 100.0%
IBERIABANK IBERIABANK fsb IBERIABANK Corporation

Asset Quality
Asset Quality
Loans Past Due + Non-Accruals
Loans Past Due + Non-Accruals
By Entity: 9/30/08 12/31/08 3/31/09 6/30/09 9/30/09 12/31/09
IBERIABANK
     30+ days past due 0.28% 0.69% 0.31% 0.33% 0.32% 0.58%
     Non-accrual 0.21% 0.22% 0.54% 0.47% 0.45% 0.38%
     Total Past Due 0.49% 0.92% 0.85% 0.80% 0.77% 0.96%
IBERIABANK fsb
     30+ days past due 1.29% 1.57% 1.85% 1.73% 1.09% 1.12%
     Non-accrual 2.42% 2.53% 2.12% 1.68% 2.45% 2.78%
     Total Past Due 3.71% 4.10% 3.97% 3.41% 3.54% 3.90%
Consolidated (Ex-FDIC Covered Assets)
     30+ days past due 0.52% 0.89% 0.65% 0.64% 0.50% 0.71%
     Non-accrual 0.72% 0.74% 0.90% 0.74% 0.92% 0.96%
     Total Past Due 1.24% 1.63% 1.55% 1.38% 1.42% 1.67%
CapitalSouth Only
     30+ days past due 7.62% 7.59%
     Non-accrual 24.64% 29.68%
     Total Past Due 32.26% 37.27%
Orion Only
     30+ days past due 16.55%
     Non-accrual 57.63%
     Total Past Due 74.18%
Century Only
     30+ days past due 10.52%
     Non-accrual 52.88%
     Total Past Due 63.40%
Consolidated With FDIC Covered Assets
     30+ days past due 1.08% 4.35%
     Non-accrual 2.87% 15.33%
     Total Past Due 3.95% 19.68%

26 Asset Quality Asset Quality Trends – Trends – Entity NPAs Entity NPAs & Past Dues & Past Dues

Asset Quality
Asset Quality
Trends –
Trends –
Entity LLR & Net COs
Entity LLR & Net COs
(Dollars in $000s) Q408 1Q09 2Q09 3Q09 4Q09 $Chg
12/31/08 3/31/09 6/30/09 9/30/09 12/31/09 Last Qtr.
Loan Loss Reserve* IBERIABANK 26,671 $    27,866 $    30,098 $     31,629 $     34,431 $     2,801 $
IBERIABANK fsb
14,201 13,796 16,231 17,158 21,337 4,179
Consolidated 40,872 $    41,662 $    46,329 $     48,787 $     55,768 $     6,980 $
LLR / Total Loans IBERIABANK 0.92% 0.96% 1.01% 0.94% 0.72%
IBERIABANK fsb
1.68% 1.64% 1.89% 1.86% 2.12%
Consolidated 1.09% 1.11% 1.21% 1.13% 0.96%
Net Charge-Offs IBERIABANK 801 $        1,052 $      553 $         8,943 $       414 $         (8,529) $
IBERIABANK fsb
4,084 1,190 2,562 14,041 1,865 (12,176)
Consolidated 4,885 $      2,242 $      3,116 $       22,984 $     2,278 $       (20,705) $
Net COs/Avg Loans IBERIABANK 0.11% 0.15% 0.08% 1.13% 0.04%
IBERIABANK fsb
1.93% 0.58% 1.22% 6.16% 0.78%
Consolidated 0.53% 0.24% 0.33% 2.26% 0.18%
LLR Coverage Of NPAs IBERIABANK 268% 147% 159% 28% 4%
IBERIABANK fsb
39% 34% 40% 47% 52%
Consolidated 88% 70% 78% 32% 6%
*
Does not include loan discounts associated with acquisitions.

Asset Quality
Asset Quality
Loan Mix And 30 Days+ Past Due
Loan Mix And 30 Days+ Past Due
(Dollars in $000s) 4Q08 1Q09 2Q09 3Q09 4Q09** 4Q09
12/31/08 3/31/09 6/30/09 9/31/09 9/30/09 12/31/09
% of Outstandings Commercial 58.3% 59.5% 60.9% 63.1% 64.6% 62.7%
Mortgage 14.3% 13.6% 12.5% 12.6% 10.9% 17.3%
Consumer 16.2% 16.1% 15.9% 14.8% 14.8% 13.0%
Indirect 7.1% 7.0% 7.1% 6.2% 6.3% 4.5%
Business Banking 3.1% 2.8% 2.6% 2.3% 2.4% 1.7%
Credit Cards 1.0% 1.0% 1.0% 1.0% 1.0% 0.8%
Total Loans 100.0% 100.0% 100.0% 100.0% 100.0% 100.0%
Past Due 30+ Days* Commercial 1.91% 1.82% 1.45% 4.82% 1.61% 24.44%
Mortgage 0.97% 0.85% 1.25% 4.25% 1.75% 17.28%
Consumer 1.55% 1.53% 1.20% 1.82% 2.06% 9.74%
Indirect 1.08% 0.97% 1.06% 1.05% 1.19% 1.19%
Business Banking 1.10% 0.83% 1.29% 1.33% 2.17% 2.17%
Credit Cards 1.55% 1.63% 1.32% 1.20% 1.24% 1.52%
Total Loans 1.63% 1.55% 1.38% 3.95% 1.67% 19.68%
IBERIABANK 0.91% 0.85% 0.80% 4.06% 0.96% 22.99%
IBERIABANK fsb
4.10% 3.97% 3.41% 3.54% 3.90% 3.90%
Consolidated 1.63% 1.55% 1.38% 3.95% 1.67% 19.68%
* Includes nonaccruing loans
** Excludes FDIC assisted acquisitions

Asset Quality
Asset Quality
Loan Loss Reserve
Loan Loss Reserve
IBERIABANK Franchise –
IBERIABANK Franchise –
•
•
IBERIABANK Comprises 83% Of Consolidated Loan Portfolio
IBERIABANK Comprises 83% Of Consolidated Loan Portfolio
•
•
Legacy IBERIABANK Credits Performing Very Well
Legacy IBERIABANK Credits Performing Very Well
•
•
Classified
Classified
Assets
Assets
And
And
NPAs
NPAs
Remain
Remain
Favorable
Favorable
•
•
$ 3 Million Loan Loss Provision In 4Q09 (3Q09 = $10 Million)
$ 3 Million Loan Loss Provision In 4Q09 (3Q09 = $10 Million)
IBERIABANK
IBERIABANKfsb
Franchise
Franchise
–
–
•
•
Construction Portfolio Continues To Compress
Construction Portfolio Continues To Compress
•
•
Continuing To Aggressively Address Potential Problems
Continuing To Aggressively Address Potential Problems
•
•
$6 Million Loan Loss Provision in 4Q09 (3Q09 = $15 Million)
$6 Million Loan Loss Provision in 4Q09 (3Q09 = $15 Million)
$2.3 Million In
$2.3 Million In
Net Charge-Offs
Net Charge-Offs
In 4Q09 (0.18%
In 4Q09 (0.18%
Of Average
Of Average
Loans)
Loans)
1Q09 2Q09 3Q09 4Q09
Net Charge-Offs 2,242 $   3,116 $   22,980 $ 2,283 $
Loan Growth 150 864 5,321 14,326
Change In Asset Quality 640 3,803 (3,006) (7,349)
Loan Loss Provision 3,032 $   7,783 $   25,295 $ 9,260 $
Net Charge-Offs/Avg. Loans 0.24% 0.33% 2.26% 0.18%
Loan Loss Reserve/Loans 1.11% 1.21% 1.13% 0.96%

Asset Quality
Asset Quality
C&D Loans And
C&D Loans And
NPAs
NPAs
Compared To
Compared To
Peers
Peers
Source: SNL, using most recent quarterly information Source: SNL, using most recent quarterly information
The Lowest Level Of
The Lowest Level Of
C&D Loan Exposure
C&D Loan Exposure
Compared To Peers
Compared To Peers
One Of The Lowest
One Of The Lowest
Levels Of NPAs
Levels Of NPAs
Compared To Peers
Compared To Peers
NPAs /
Total Assets
0% 5% 10% 15% 20% 25% 30% 35%
IBKC
SFNC
HBHC
TRMK
SBCF
BXS
PNFP
PRSP
CCBG
WTNY
UCBI
OZRK
0.00% 2.00% 4.00% 6.00% 8.00% 10.00% 12.00%
PRSP
HBHC
IBKC
SFNC
BXS
TRMK
OZRK
PNFP
SBCF
CCBG
UCBI
SBCF
0.91%
10.40%
IBKC including Acquisitions
C&D Loans /
Total Loans

31 Asset Quality Asset Quality Commercial Real Estate Portfolio Commercial Real Estate Portfolio Excludes covered loans related to FDIC-Assisted Acquisitions

Note: Includes commercial construction and land development loans
Excludes covered loans related to FDIC-Assisted Acquisitions

Asset Quality
Asset Quality
Commercial Real Estate Portfolio
Commercial Real Estate Portfolio
IBERIABANK
IBERIABANK
fsb
TOTAL
Non-Owner Occupied
Current 692.4 $        183.6 $        876.0 $
Past Due 2.1 0.8 2.9
Nonaccrual 0.6 17.4 18.1
Total 695.2 $        201.8 $        897.0 $
% Nonaccrual 0.09% 8.63% 2.01%
Owner Occupied
Current 464.7 $        160.2 $        624.9 $
Past Due 2.1 1.0 3.1
Nonaccrual 2.8 6.4 9.2
Total 469.7 $        167.5 $        637.2 $
% Nonaccrual 0.60% 3.81% 1.44%
Total CRE 1,164.8 $     369.3 $        1,534.2 $
% Nonaccrual 0.30% 6.45% 1.78%
Last Qtr (9/30/09) 0.41% 5.35% 1.64%
Non-Owner Occup/Tier 1 Cap.
114% 127% 104%

Asset Quality
Asset Quality
Commercial Portfolio Composition
Commercial Portfolio Composition
Note: At December 31, 2009; Includes commercial construction and land development loans – excludes Covered Assets

34 Consumer Loan Portfolio

Consumer Portfolio
Consumer Portfolio
By Product –
By Product –
Score Distribution
Score Distribution
Note: Excludes Credit Cards Note: Excludes Credit Cards
Score
Intervals HELOC
Home
Equity
Loans
Unsecured
Lines Unsecured
Other
Secured
Indirect
Auto
800 + 9% 12% 11% 5% 12% 13%
750 - 799 35% 34% 17% 25% 24% 30%
700 - 749 26% 24% 27% 25% 22% 21%
650 - 699 15% 14% 16% 20% 16% 17%
600 - 649 5% 7% 7% 10% 9% 8%
550 - 599 4% 4% 6% 6% 6% 4%
500 - 549 3% 3% 4% 6% 6% 4%
450 - 499 1% 1% 1% 2% 1% 1%
400 - 449 0% 0% 0% 0% 0% 0%
Other 1% 1% 10% 2% 3% 1%
Total 100% 100% 100% 100% 100% 100%
Avg. Score 735        723          729              692              697           715
Consumer Portfolio - Score Distribution By Product
Excludes Covered Loans from FDIC Acquisitions
Volume Score Volume Score Volume Score
HELOC
152 $         735 30 $        732 182 $      735
Home Equity Loans 213 722 135 725 348 723
Unsecured Lines 18 729 2 723 20 729
Unsecured 19 692 9 693 27 692
Other Secured 44 699 12 692 55 697
Indirect Auto 249 715 - - 249 715
Total 676 $         717 190 $      714 881 $      717
Consumer Portfolio - Product Type And Average Score
IBERIABANK IBERIABANK fsb IBERIABANK Corp

Consumer
Consumer
Portfolio
Portfolio
Past Dues
Past Dues
By Product
By Product
Generally Good
Generally Good
And Stable
And Stable
Asset Quality
Asset Quality
Across
Across
Consumer
Consumer
Products
Products
Excludes Covered Loans from FDIC Acquisitions
9/30/08 12/31/08 3/31/09 6/30/09 9/30/09 12/31/09
Home Equity Lines of Credit
30 to 59 Days Past Due 0.31% 0.24% 0.68% 0.19% 0.32% 0.57%
60 to 89 Days Past Due 0.15% 0.13% 0.07% 0.14% 0.07% 0.33%
Over 90 Days Past Due 0.09% 0.11% 0.11% 0.19% 0.13% 0.07%
Total 30+ Days Past Due 0.55% 0.48% 0.86% 0.52% 0.51% 0.98%
Net Charge-Offs 0.01% 0.15% 0.23% 0.07% 1.25% 0.35%
Home Equity Term Loans
30 to 59 Days Past Due 0.25% 0.80% 0.56% 0.46% 0.57% 0.85%
60 to 89 Days Past Due 0.18% 0.09% 0.17% 0.17% 0.20% 0.22%
Over 90 Days Past Due 0.30% 0.05% 0.06% 0.28% 0.21% 0.32%
Total 30+ Days Past Due 0.73% 0.93% 0.79% 0.91% 0.98% 1.38%
Net Charge-Offs 0.04% 0.21% 0.13% 0.18% 0.81% 0.08%
Indirect Loans
30 to 59 Days Past Due 0.45% 0.59% 0.54% 0.49% 0.51% 0.64%
60 to 89 Days Past Due 0.12% 0.18% 0.12% 0.19% 0.16% 0.10%
Over 90 Days Past Due 0.07% 0.05% 0.05% 0.07% 0.06% 0.09%
Non Accrual 0.28% 0.30% 0.30% 0.32% 0.36% 0.39%
Total 30+ Days Past Due 0.93% 1.12% 1.00% 1.08% 1.08% 1.23%
Net Charge-Offs 0.20% 0.44% 0.43% 0.42% 0.54% 0.43%
Credit Card Loans
30 to 59 Days Past Due 0.49% 0.49% 0.27% 0.42% 0.32% 0.40%
60 to 89 Days Past Due 0.21% 0.45% 0.38% 0.18% 0.24% 0.30%
Over 90 Days Past Due 0.45% 0.61% 0.99% 0.72% 0.64% 0.54%
Total 30+ Days Past Due 1.15% 1.55% 1.63% 1.32% 1.20% 1.24%
Net Charge-Offs 1.05% 1.34% 2.82% 4.31% 2.48% 2.63%
Other Consumer Loans
30 to 59 Days Past Due 0.76% 1.20% 1.07% 0.70% 0.47% 0.83%
60 to 89 Days Past Due 0.46% 0.35% 0.15% 0.13% 0.33% 0.75%
Over 90 Days Past Due 0.53% 0.82% 0.12% 0.23% 0.36% 0.35%
Total 30+ Days Past Due 1.74% 2.37% 1.34% 1.07% 1.15% 1.94%
Net Charge-Offs 1.55% 1.88% 2.03% 1.40% 3.35% 1.54%
Consumer Portfolio - Quarterly Credit Statistics
Loans Past Due As A % of Product Loans

Consumer Portfolio Consumer Portfolio By Product – By Product – Origination Mix Origination Mix 37

38 Consumer Portfolio Consumer Portfolio By Product – By Product – Loan-To-Values Loan-To-Values

39 Consumer Portfolio Consumer Portfolio Indirect – Indirect – 30+ Days Past Dues 30+ Days Past Dues Month Indirect Lending Portfolio Loans Past Due 30 Days Or More

40 Consumer Portfolio Consumer Portfolio Indirect – Indirect – Net Charge-Offs Net Charge-Offs Month Indirect Lending Portfolio Annualized Net Chargeoffs %

41 Markets

IBERIABANK
IBERIABANK
Florida Market Share
Florida Market Share
• Existing IBKC = $132
Million in Deposits From
CapitalSouth Bank
Acquisition in 3Q09
• Acquisition of Orion
Bank And Century Bank
Added Approximately
$2.7 Billion in Deposits
• IBKC Franchise Holds
The 20
th
Ranked Market
Share With $2.9 Billion in
Deposits
Source: SNL Financial – June 30, 2009 data
Rank Company Branches Deposits Mkt Share %
1 Bank of America Corp. (NC) 664 72,758,277 18.52
2 Wells Fargo & Co. (CA) 721 64,256,750 16.36
3 SunTrust Banks Inc. (GA) 567 39,902,616 10.16
4 Regions Financial Corp. (AL) 426 17,449,995 4.44
5 BB&T Corp. (NC) 307 16,447,119 4.19
6 JPMorgan Chase & Co. (NY) 240 10,765,960 2.74
7 Citigroup Inc. (NY) 52 8,915,841 2.27
8 BU Financial Corp. (FL) 85 8,303,473 2.11
9 Fifth Third Bancorp (OH) 167 7,609,986 1.94
10 PNC Financial Services Group (PA) 112 6,034,456 1.54
11 EverBank Financial (FL) 5 5,752,713 1.46
12 Northern Trust Corp. (IL) 30 5,071,085 1.29
13 AmTrust Financial Corporation (OH) 25 4,805,144 1.22
14 BankAtlantic Bancorp Inc. (FL) 101 4,076,885 1.04
15 Ocean Bankshares Inc. (FL) 21 4,043,670 1.03
16 Mercantil Servicios 15 3,807,862 0.97
17 Synovus Financial Corp. (GA) 61 3,441,333 0.88
18 HSBC Holdings plc 19 3,319,692 0.84
19 South Financial Group Inc. (SC) 67 3,060,065 0.78
20 IBERIABANK 37 2,962,490 0.75
Total For Institutions In Market 5,829 392,871,126
Florida - State Market Share

IBERIABANK
IBERIABANK
Florida Market Share -
Florida Market Share -
MSAs
MSAs
Source: SNL Financial – June 30, 2009 data
Rank Company Branches Deposits
Mkt Share
% Rank Company Branches Deposits
Mkt
Share %
1 Fifth Third Bancorp (OH) 21 1,977,049 16.93 1 First State Bk of the FL Keys (FL) 11 534,275 24.00
2 Bank of America Corp. (NC) 17 1,571,101 13.45 2 TIB Financial Corp. (FL) 9 507,304 22.79
3 Wells Fargo & Co. (CA) 19 1,341,835 11.49 3 Bank of America Corp. (NC) 8 339,100 15.23
4 IBERIABANK 7 1,260,813 10.79 4 Home BancShares Inc. (AR) 9 206,167 9.26
5 KeyCorp (OH) 1 688,091 5.89 5 IBERIABANK 5 186,951 8.40
Total For Institutions In Market 158 11,680,468 Total For Institutions In Market 51 2,226,451
Rank Company Branches Deposits
Mkt Share
% Rank Company Branches Deposits
Mkt
Share %
1 Bank of America Corp. (NC) 38 3,675,155 20.34 1 Wells Fargo & Co. (CA) 37 1,854,458 15.22
2 Wells Fargo & Co. (CA) 33 3,005,570 16.63 2 Bank of America Corp. (NC) 30 1,752,328 14.38
3 SunTrust Banks Inc. (GA) 35 2,032,448 11.25 3 SunTrust Banks Inc. (GA) 27 1,579,773 12.97
4 BB&T Corp. (NC) 23 959,861 5.31 4 BB&T Corp. (NC) 23 1,086,516 8.92
5 IBERIABANK 14 928,434 5.14 5 Fifth Third Bancorp (OH) 19 943,784 7.75
17 IBERIABANK 4 174,194 1.43
Total For Institutions In Market 329 18,069,727 Total For Institutions In Market 245 12,184,691
Rank Company Branches Deposits
Mkt Share
% Rank Company Branches Deposits
Mkt
Share %
1 Wells Fargo & Co. (CA) 225 26,035,757 17.04 1 Bank of America Corp. (NC) 37 13,793,482 38.81
2 Bank of America Corp. (NC) 209 24,658,473 16.14 2 Wells Fargo & Co. (CA) 60 6,057,486 17.05
3 SunTrust Banks Inc. (GA) 106 10,637,975 6.96 3 EverBank Financial (FL) 5 5,752,713 16.19
4 Citigroup Inc. (NY) 51 8,909,313 5.83 4 SunTrust Banks Inc. (GA) 33 1,748,971 4.92
5 JPMorgan Chase & Co. (NY) 130 7,617,076 4.99 5 Banco Bilbao Vizcaya Argent SA 25 1,141,779 3.21
54 IBERIABANK 4 279,532 0.19 26 IBERIABANK 3 132,566 0.37
Total For Institutions In Market 1,660 152,799,523
Total For Institutions In Market
328 35,537,013
Naples-Marco Island, FL Key West, FL
Bradenton-Sarasota-Venice, FL Cape Coral-Fort Myers, FL
Miami-Fort Lauderdale-Pompano Beach-Homestead, FL Jacksonville, FL

IBERIABANK
IBERIABANK
IBKC Market Demographics
IBKC Market Demographics
Source: SNL Financial
MSA
IBKC
Market                               IBKC
Rank
IBKC
Offices Deposits
IBKC Dep
Mkt. Share
(%)
Percent of
IBKC
Franchise
Market
Population
Population
Change
2000-09
(%)
Projected
Population
Change
2009-14
(%)
Median
HH
2009
($)
HH
Income
Change
2000-09
(%)
Projected
HH Income
Change
2009-14
(%)
FLORIDA
Naples-Marco Island, FL 4 7 1,260,813 10.79 16.63 331,285 31.79 10.67 63,299 30.75 5.13
Bradenton-Sarasota-Venice, FL 5 14 928,434 1.55 12.25 721,598 22.31 8.45 52,726 29.60 6.01
Miami-Fort Lauderdale-Pompano Beach-Homestead, FL 54 4 279,532 0.16 3.69 5,549,666 10.83 3.49 52,512 30.34 4.03
Key West, FL 5 5 186,951 8.40 2.47 73,639 (7.48) (4.11) 54,614 27.82 (0.02)
Cape Coral-Fort Myers, FL 17 4 174,194 1.43 2.30 645,899 46.50 17.89 52,154 29.34 5.02
Jacksonville, FL 26 3 132,566 0.37 1.75 1,392,346 24.01 10.33 55,237 29.52 4.49
LOUISIANA
Lafayette, LA 1 13 1,149,488 22.72 15.17 260,628 9.01 4.00 41,287 16.34 3.26
New Iberia, LA 1 4 538,043 37.70 7.10 75,954 3.67 1.18 35,547 14.44 1.11
New Orleans-Metairie-Kenner, LA 12 12 477,850 1.79 6.30 1,166,214 (11.42) 11.89 42,739 21.00 (1.80)
Baton Rouge, LA 6 4 312,764 2.14 4.13 782,691 10.87 5.21 43,138 15.25 3.29
Monroe, LA 4 7 297,896 11.53 3.93 173,860 2.24 0.70 36,070 13.68 4.15
Shreveport-Bossier City, LA 7 2 130,931 2.39 1.73 393,983 4.79 1.82 38,191 15.09 2.36
Ruston, LA 2 2 101,101 10.26 1.33 58,032 0.22 (0.37) 30,974 12.44 1.60
Crowley, LA 4 2 53,818 7.39 0.71 61,376 4.27 1.64 30,304 13.63 0.37
Abbeville, LA 9 2 45,285 5.33 0.60 56,905 5.76 2.08 32,473 10.30 1.26
Bastrop, LA 6 2 17,901 6.53 0.24 29,521 (4.84) (3.32) 28,280 12.55 1.06
Houma-Bayou Cane-Thibodaux, LA 13 1 15,277 0.39 0.20 204,970 5.40 1.43 40,199 14.56 4.23
ARKANSAS
Little Rock-North Little Rock-Conway, AR 9 11 400,326 3.15 5.28 686,372 12.42 5.94 51,839 33.16 4.95
Jonesboro, AR 4 6 177,513 7.62 2.34 118,164 9.65 4.59 40,548 30.35 7.34
Fayetteville-Springdale-Rogers, AR-MO 19 8 106,203 1.44 1.40 456,132 31.43 13.38 49,287 36.00 4.35
Paragould, AR 8 1 11,528 1.61 0.15 41,326 10.70 5.46 39,417 27.77 6.28
TENNESSEE
Memphis, TN-MS-AR 33 2 101,656 0.46 1.34 1,321,291 9.63 4.39 52,209 31.81 4.71
ALABAMA
Birmingham-Hoover, AL 13 4 246,572 0.93 3.25 1,124,423 6.86 3.26 45,864 20.69 4.91
Montgomery, AL 14 2 82,324 1.06 1.09 371,467 7.20 3.67 44,553 19.70 3.98
Huntsville, AL 13 2 77,960 1.10 1.03 397,307 16.04 7.87 52,034 20.52 3.14
Mobile, AL 19 1 4,191 0.07 0.06 410,457 2.65 1.41 39,943 18.48 4.39
Aggregate: National 96.46 309,731,508 10.06 4.63 54,719 29.78 4.06
Income

Markets -
Markets -
Branches
Branches
Branch Expansion Initiative
Branch Expansion Initiative
Period-End Loan And Deposit Volumes
13 Offices
13 Offices
4Q09 Loans
4Q09 Loans
Of $179 mm
Of $179 mm
(+26% Over
(+26% Over
1-Year)
1-Year)
4Q09
4Q09
Deposits Of
Deposits Of
$281 mm
$281 mm
(+40% Over
(+40% Over
1-Year)
1-Year)
Closed One
Closed One
Office
Office
(Prairieville)
(Prairieville)

Markets –
Markets –
Branches
Branches
Historical Office Optimization
Historical Office Optimization
Entered 3 New Markets
Entered 3 New Markets
Acquired 12 Offices (All)
Acquired 12 Offices (All)
Closed/Consolidated 18
Closed/Consolidated 18
Offices (All Types)
Offices (All Types)
Opened 10 New Bank
Opened 10 New Bank
Offices
Offices
Opened 7 Mortgage
Opened 7 Mortgage
Offices
Offices
Divested/Sold 1 Office
Divested/Sold 1 Office
5 Office Realignments
5 Office Realignments
1999 Through 2005
1999 Through 2005
Since 2005
Since 2005
Entered 26 New Markets
Entered 26 New Markets
Acquired 138 Offices (All)
Acquired 138 Offices (All)
Closed/Consolidated 26
Closed/Consolidated 26
Offices (All Types)
Offices (All Types)
Opened 15 New Bank
Opened 15 New Bank
Offices
Offices
Opened 13 Mortgage
Opened 13 Mortgage
Offices
Offices
Opened 1 Title Office
Opened 1 Title Office
11 Office Realignments
11 Office Realignments

Markets –
Markets –
Local Economies
Local Economies
Oil & Gas Impact
Oil & Gas Impact
Source: Bloomberg Source: Bloomberg
Jan Mar
Oct
Dec
Jul
Feb
Sep
Mar
Oct
Dec
Jul
Feb
Sep
Apr
Nov
Jun Dec
Jul
Feb
Sep
Apr
Nov
Jun Jan Mar
Sep
Apr
Nov
Jun Jan
Crude Oil (WTI, $ Per Barrel)

Markets –
Markets –
Local Economies
Local Economies
Unemployment –
Unemployment –
Vs. U.S. MSAs
Vs. U.S. MSAs
Source: U.S. Department of Labor, Bureau of Labor Statistics Source: U.S. Department of Labor, Bureau of Labor Statistics
Curve Has
Curve Has
Continued
Continued
To Shift
To Shift
Upward
Upward
Belly Of The
Belly Of The
Curve Hit
Curve Hit
Worst
Worst
Consistently
Consistently
Low Rates Of
Low Rates Of
Unemploy-
Unemploy-
ment
ment
In Our
In Our
Legacy
Legacy
MSAs
MSAs
Many Of Our
Many Of Our
Markets Not
Markets Not
Dependent
Dependent
On Housing
On Housing
For Growth
For Growth

Markets –
Markets –
Local Economies
Local Economies
Housing’s Share Of State GDP
Housing’s Share Of State GDP
Source: NAHB; Figures represent 2005 levels as indicative of peak period
US Average: 16.6%
Arkansas: 12.4%
Mississippi: 12.1%
Louisiana: 9.4%
5.0% 10.0% 15.0% 20.0% 25.0% 30.0%
Nevada
Hawaii
Florida
Arizona
California
Maryland
Colorado
Idaho
Montana
Oregon
New Jersey
Virginia
Washington
New
Vermont
Rhode Island
Utah
Maine
South Carolina
Massachusett
United States
Illinois
Minnesota
New York
Georgia
North Carolina
Wisconsin
Michigan
Connecticut
Tennessee
Pennsylvania
Missouri
New Mexico
Ohio
Indiana
Alabama
Kentucky
Kansas
Wyoming
West Virginia
Arkansas
Iowa
Oklahoma
Mississippi
Nebraska
Texas
Delaware
South Dakota
North Dakota
District of
Alaska
Louisiana
Housing Share Of State GDP
Nationwide, Nationwide,
Housing Housing
Peaked In 2005 Peaked In 2005
Housing Was A
Substantial
Contributor To
State Economic
Growth--Now
Working In
Reverse
Our Markets: Our Markets:
Minimal Impact Minimal Impact

Markets –
Markets –
Local Economies
Local Economies
Freddie Mac –
Freddie Mac –
Regional Prices
Regional Prices
FHLMC, “Home Prices Rise 0.9% in Third
FHLMC, “Home Prices Rise 0.9% in Third
Quarter”, December 8, 2009
Quarter”, December 8, 2009
Source: Freddie Mac Source: Freddie Mac
Last 5-Year
Housing
Price Last 12 3Q09 vs.
Region States Included Change Months 2Q09
West South Central LA, AR, TX, OK 20.5% 0.0% 0.1%
West North Central IA, KS, MN, MO, ND, NE, SD 5.2% -1.1% 0.5%
East South Central TN, AL, MS, KY 15.4% -1.4% 0.2%
New England CT, MA, ME, NH, RI, VT -1.7% -2.4% -0.7%
Middle Atlantic NY, NJ, PA 16.2% -2.5% 1.1%
East North Central IL, IN, MI, OH, WI -2.5% -2.7% 0.2%
South Atlantic NC, SC, FL, GA, VA, MD, WV, DC, DE 7.9% -5.0% 0.6%
Pacific CA, OR, WA, HI, AK -4.3% -6.9% 3.9%
Mountain AZ, CO, ID, MT, NM, NV, UT, WY 7.7% -9.3% -0.6%
United States 5.5% -3.9% 0.9%

51 Markets – Markets – Local Economies Local Economies Housing Price Change Vs. U.S. MSAs Housing Price Change Vs. U.S. MSAs Source: Freddie Mac, 3Q09 Data Source: Freddie Mac, 3Q09 Data

Markets –
Markets –
Local Economies
Local Economies
House Price Decline Probability
House Price Decline Probability
Local Housing
Prices Did Not
Escalate
Rapidly, So
Little House
Price “Snap-
Back”
According To
PMI, Our
Legacy Markets
Have Some Of
The Lowest
Probabilities To
Exhibit Housing
Price Declines
Over Next 2
Years
Source: PMI Economic Real Estate Trends Source: PMI Economic Real Estate Trends
109 121 133 145 157 169 181 193 205 217 229 241 253 265 277 289 301 313 325 337 349 361 373

Summary Of IBKC
Summary Of IBKC
Industry Operating Environment--Challenging
Industry Operating Environment--Challenging
•
•
Housing
Housing
•
•
Credit Risk
Credit Risk
•
•
Interest Rate Risk
Interest Rate Risk
•
•
Operations Risk
Operations Risk
We Tend To Move “Ahead Of The Curve”
We Tend To Move “Ahead Of The Curve”
Focus On Long-Term Investments & Payback
Focus On Long-Term Investments & Payback
Organic And External Growth
Organic And External Growth
Both Expense Control And Revenue Growth
Both Expense Control And Revenue Growth
EPS/Stock Price Linkage -
EPS/Stock Price Linkage -
Shareholder Focus
Shareholder Focus
Favorable Risk/Return Compared To Peers
Favorable Risk/Return Compared To Peers